Exhibit 99.1

CALIBER REPORTS FOURTH QUARTER AND FULL YEAR 2023 RESULTS

SCOTTSDALE, Ariz., April 15, 2024 – Caliber (NASDAQ: CWD; “CaliberCos Inc.”), a real estate investor, developer, and asset manager, today reported results for the fourth quarter and full year ended on December 31, 2023.

Fourth Quarter 2023 Financial Highlights (compared to fourth quarter 2022)

•Total revenue of $23.9 million, an 11.5% increase
•Platform revenue(1) of $7.2 million, a 32.6% increase
–Asset management revenue(2) of $6.0 million, an 11.5% increase
–Performance allocations(3) of $1.2 million, driven by the sale of Northsight Crossing and South Ridge
•Net loss attributable to Caliber of $2.4 million, or $0.11 per diluted share, compared to net loss attributable to Caliber of $2.5 million or $0.14 per diluted share
•Caliber Adjusted EBITDA(4) of $1.6 million, compared to Caliber Adjusted EBITDA loss of $1.8 million

Full Year 2023 Financial Highlights (compared to full year 2022)

•Total revenue of $90.9 million, a 8.3% increase
•Platform revenue(1) of $20.6 million, a 14.4% decrease
–Asset management revenue(2) of $17.0 million, a 21.3% decrease
–Fund management fees(5) of $9.6 million, a 15.0% increase
–Performance allocations(3) of $3.7 million, a 43.8% increase
•Net loss attributable to Caliber of $12.7 million, or $0.63 per diluted share, compared to net income of $2.0 million or $0.11 per diluted share due to lower platform revenue, an increase in payroll and non-cash equity compensation, and higher interest expense
•Caliber Adjusted EBITDA(4) loss of $1.3 million, compared to Caliber Adjusted EBITDA of $5.5 million
•Fair value assets under management(6) (“FV AUM”) of $741.2 million, a 0.6% decrease, primarily due to asset sales, partially offset by asset purchases
•Managed capital(7) of $437.6 million, a 14.2% year-over-year increase, with originations of $74.9 million, partially offset by redemptions of $23.0 million

Management Commentary

“2023 was a pivotal year for Caliber as we completed our initial public offering, launched new funds, and entered a new wholesale distribution channel, which we believe will be a catalyst for accelerated growth in the future,” said Chris Loeffler, CEO of Caliber. “The ongoing regional banking challenges have created unique investment opportunities for Caliber to acquire discounted assets through the three new funds we launched in 2023. Additionally, our hotel roll-up strategy, the Caliber Hospitality Trust (“CHT”), offers Caliber an attractive vehicle to grow AUM with income-producing hotels.”

Loeffler continued, “The strategic investments we made to scale our business last year coincided with macroeconomic headwinds and a challenging fundraising environment. While we remain confident in Caliber’s growth prospects, we are committed to ensuring that we grow profitably. To that end, we have initiated a review of our current cost structure and will be evaluating potential measures that reflect current market dynamics.

“We remain focused on meeting the three-year financial targets we announced in November 2023, which include achieving cumulative fundraising of $750 million from 2024 to 2026, increasing our AUM to $3 billion by year-end 2026, and generating annualized Platform Revenue of $50 million by year-end 2026. These ambitious targets underscore our commitment to deliver consistent growth and returns to our shareholders over the long term.”

Business Update

The following are key milestones completed both during and subsequent to the fourth quarter ended December 31, 2023.

•On October 13, 2023, Northsight Crossing AZ, LLC, a Caliber co-sponsored single asset syndication, sold Northsight Crossing Retail Center in Scottsdale, Ariz., for $27.4 million, resulting in cash proceeds, net of loan repayment, closing costs and fees, of approximately $12.2 million, a gain on the sale of real estate of approximately $5.0 million, and a loss on the extinguishment of debt of approximately $0.2 million. The property was purchased in January 2022 for $21.1 million.
•On December 28, 2023, the company sold South Ridge, an 80-acre parcel of land in Johnstown, Colo., to Journey Homes for $7.6 million. Caliber purchased the land in September 2021 for $5.38 million as part of its Johnstown Development, an approximately 750-acre master-planned, mixed-use development project.
•As of December 31, 2023, Caliber was actively developing 2,986 multifamily units, 2,386 single family units, 2.8 million square feet of commercial and industrial, and 1.3 million square feet of office and retail.
•On March 7, 2024, CHT acquired the Holiday Inn Newport News located in Newport News, Virginia. This is the first of nine hotel assets included in the previously announced contribution agreement with L.T.D. Hospitality. In total, the portfolio of nine assets represents a contribution value of $224 million, which will bolster Caliber’s AUM, upon transaction closing.
•As of March 27, 2024, Caliber’s new wholesale fundraising team has signed 26 selling agreements with regional broker dealers and registered investment advisors for investments in company-sponsored products. In total, these partners have approximately 381 representatives with $3.4 billion of accessible AUM.

(1) With the evolution and growth of the Company, the Company’s Chief Operating Decision Maker (CODM) assesses performance and resource allocation on an aggregate basis under the Company’s asset management platform, and no longer reviews operating results for development or brokerage activity separately. As such, management concluded that the Company operates through one operating segment, presented as “Platform Results” or “Unconsolidated Results”.
(2) Asset management revenue includes fund set-up fees, fund management fees, financing fees, development and construction fees, and brokerage fees.
(3) Performance allocations are defined as an arrangement in which we are entitled to an allocation of investment returns, generated within the investment funds which we manage, based on a contractual formula.
(4) Caliber Adjusted EBITDA is a non-GAAP financial measure. See “Non-GAAP Financial Measures” below.
(5) Fund management fees are generally based on 1.0% to 1.5% of the unreturned capital contributions in a particular fund and include reimbursement for costs incurred on behalf of the fund, including an allocation of certain overhead costs. The Company earns a fund management fee of 0.70% of CHT’s enterprise value and is reimbursed for certain costs incurred on behalf of CHT. Fund management fees are included in asset management revenue.
(6) Fair value assets under management is defined as the aggregate fair value of the real estate assets the Company manages from which it derives management fees, performance revenues and other fees and expense reimbursements as of December 31, 2023.
(7) Managed capital is defined as the total capital raised from investors and invested in our funds, including capital raised from investors in CaliberCos Inc. through corporate note issuances that was further invested in or loaned to our funds. We use this information to monitor, among other things, the amount of ‘preferred return’ that would be paid at the time of a distribution and the potential to earn a performance fee over and above the preferred return at the time of the distribution. Our fund management fees are based on a percentage of managed capital or a percentage of assets under management, and monitoring the change and composition of managed capital provides relevant data points for Caliber management to further calculate and predict future earnings.

Conference Call Information

Caliber will host a conference call today, Monday, April 15, 2024, at 5:00 p.m. Eastern Time (ET) to discuss its fourth quarter and full year 2023 financial results and business outlook. To access this call, dial 1-888-886-7786 (domestic) or 1-416-764-8658 (international) or by clicking on this Call me™ link to request a return call. A live webcast of the conference call will be available via the investor relations section of Caliber’s website under “Financial Results.” The webcast replay of the conference call will be available on Caliber’s website shortly after the call concludes.

About Caliber (CaliberCos Inc.) (NASDAQ: CWD)

With more than $3.1 billion of managed assets, including estimated costs to complete assets under development, Caliber’s 15-year track record of managing and developing real estate is built on a singular goal: make money in all market conditions. Our growth is fueled by our performance and our competitive advantage: we invest in projects, strategies, and geographies that global real estate institutions do not. Integral to our competitive advantage is our in-house shared services group, which offers Caliber greater control over our real estate and visibility to future investment opportunities. There are multiple ways to participate in Caliber’s success: invest in Nasdaq-listed CaliberCos Inc. and/or invest directly in our Private Funds.

Forward Looking Statements

This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,”

“should,” "will” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate including, but not limited to, the Company’s ability to adequately grow cumulative fundraising, AUM and annualized platform revenue to meet 2026 targeted goals, the closing of the transaction with L.T.D. Hospitality Group LLC and the viability of and ability of the Company to adequately access the real estate and capital markets. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the final prospectus related to the Company’s public offering filed with the SEC and other reports filed with the SEC thereafter. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

CONTACTS:

Caliber:
Victoria Rotondo
+1 480-295-7600
Victoria.Rotondo@caliberco.com

Investor Relations:
Lisa Fortuna, Financial Profiles
+1 310-622-8234
ir@caliberco.com

Media Relations:
Kelly McAndrew, Financial Profiles
+1 203-613-1552
KMcAndrew@finprofiles.com

CALIBERCOS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
	(unaudited)
Revenues
Asset management revenues	$4,325	$4,035	$10,571	$15,344
Performance allocations	1,165	35	3,639	2,543
Consolidated funds – hospitality revenues	16,897	15,763	68,905	59,564
Consolidated funds – other revenues	1,558	1,634	7,822	6,505
Total revenues	23,945	21,467	90,937	83,956

Expenses
Operating costs	5,106	6,188	21,311	14,609
General and administrative	1,856	1,290	6,770	6,679
Marketing and advertising	164	(114)	1,052	1,179
Depreciation and amortization	141	35	550	58
Consolidated funds – hospitality expenses	20,993	15,881	80,669	60,667
Consolidated funds – other expenses	2,405	3,067	9,162	9,213
Total expenses	30,665	26,347	119,514	92,405

Consolidated funds - gain on sale of real estate investments	4,976	—	4,976	21,530

Other (loss) income, net	(1,105)	85	374	326
Gain on extinguishment of debt	—	—	—	1,421
Interest income	71	66	350	178
Interest expense	(1,309)	(370)	(4,717)	(1,055)
Net (loss) income before income taxes	(4,087)	(5,099)	(27,594)	13,951
Benefit from income taxes	—	—	—	—
Net (loss) income	(4,087)	(5,099)	(27,594)	13,951
Net (loss) income attributable to noncontrolling interests	(1,726)	(2,630)	(14,891)	11,931
Net (loss) income attributable to CaliberCos Inc.	(2,361)	(2,469)	(12,703)	2,020
Basic net (loss) income per share attributable to common stockholders	$(0.11)	$(0.14)	$(0.63)	$0.11
Diluted net (loss) income per share attributable to common stockholders	$(0.11)	$(0.14)	$(0.63)	$0.11
Weighted average common shares outstanding:
Basic	21,270	18,213	20,087	18,003
Diluted	21,270	18,213	20,087	19,822

CALIBERCOS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

	December 31, 2023	December 31, 2022
Assets
Cash	$940	$1,921
Restricted cash	2,569	23
Real estate investments, net	21,492	2,065
Due from related parties	9,759	9,646
Investments in unconsolidated entities	3,338	3,156
Operating lease - right of use assets	193	1,411
Prepaid and other assets	2,781	5,861
Assets of consolidated funds
Cash	2,865	5,736
Restricted cash	11,266	8,254
Real estate investments, net	185,636	196,177
Accounts receivable, net	1,978	2,228
Notes receivable - related parties	34,620	28,229
Operating lease - right of use assets	10,318	8,769
Prepaid and other assets	11,677	5,358
Total assets	$299,432	$278,834

CALIBERCOS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

	December 31, 2023	December 31, 2022
Liabilities and Stockholders’ Equity
Notes payable	$53,799	$14,653
Notes payable - related parties	—	365
Accounts payable and accrued expenses	8,886	6,374
Buyback obligation	—	12,391
Due to related parties	257	171
Operating lease liabilities	119	1,587
Other liabilities	420	64
Liabilities of consolidated funds
Notes payable, net	129,684	134,256
Notes payable - related parties	12,055	6,973
Accounts payable and accrued expenses	11,736	9,252
Due to related parties	101	68
Operating lease liabilities	13,957	12,461
Other liabilities	2,400	3,030
Total liabilities	233,414	201,645

Commitments and Contingencies

Preferred stock, $0.001 par value; 22,500,000 authorized and no shares issued and outstanding as of December 31, 2023 and 12,500,000 shares authorized and 1,651,302 shares of Series B Preferred Stock issued and outstanding as of December 31, 2022	—	—
Common stock Class A, $0.001 par value; 100,000,000 shares authorized, 13,872,671 and 10,790,787 shares issued and outstanding as of December 31, 2023 and December 31, 2022, respectively	14	11
Common stock Class B, $0.001 par value; 15,000,000 shares authorized, 7,416,414 shares issued and outstanding as December 31, 2023 and December 31, 2022	7	7
Paid-in capital	39,432	33,108
Less treasury stock, at cost, 277,342 shares repurchased and 3,432,351 forward repurchase shares as of December 31, 2022. As of December 31, 2023, there was no treasury stock or forward repurchase shares	—	(13,626)
Accumulated deficit	(36,830)	(22,709)
Stockholders’ equity (deficit) attributable to CaliberCos Inc.	2,623	(3,209)
Stockholders’ equity attributable to noncontrolling interests	63,395	80,398
Total stockholders’ equity	66,018	77,189
Total liabilities and stockholders’ equity	$299,432	$278,834

Non-GAAP Measures

We use non-GAAP financial measures to evaluate operating performance, identify trends, formulate financial projections, make strategic decisions, and for other discretionary purposes. We believe that these measures enhance the understanding of ongoing operations and comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they provides investors a view of the performance attributable to CaliberCos Inc. When analyzing our operating performance, investors should use these measures in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Our presentation of non-GAAP measures may not be comparable to similarly identified measures of other companies because not all companies use the same calculations. These measures may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments.

Fee-Related Earnings and Related Components

Fee-Related Earnings is a supplemental non-GAAP performance measure used to assess our ability to generate profits from fee-based revenues, focusing on whether our core revenue streams, are sufficient to cover our core operating expenses. Fee- Related Earnings represents the Company’s net income (loss) before income taxes adjusted to exclude depreciation and amortization, stock-based compensation, interest expense and extraordinary or non-recurring revenue and expenses, including performance allocation revenue and gain (loss) on extinguishment of debt, public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, the share repurchase costs related to the Company’s Buyback Program, litigation settlements, and expenses recorded to earnings relating to investment deals which were abandoned or closed. Fee-Related Earnings is presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management.

Distributable Earnings

Distributable Earnings is a supplemental non-GAAP performance measure equal to Fee-Related Earnings plus performance allocation revenue and less interest expenses and provision for income taxes. We believe that Distributable Earnings can be useful as a supplemental performance measure to our GAAP results assessing the amount of earnings available for distribution.

Caliber Adjusted EBITDA

Caliber Adjusted EBITDA represents the Company’s Distributable Earnings adjusted for interest expense, the share repurchase costs related to the Company’s Buyback Program, other income (expense), and provision for income taxes on a basis that deconsolidates our consolidated funds (intercompany eliminations), Loss on CRAF Investment Redemption, Gain on extinguishment of Payroll Protection Program loans, and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management.

Consolidated Adjusted EBITDA

Consolidated Adjusted EBITDA represents the Company’s and the consolidated funds’ earnings before net interest expense, income taxes, depreciation and amortization, further adjusted to exclude stock-based compensation, transaction fees, expenses and other public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, the share repurchase costs related to the Company’s Buyback Program, litigation settlements, expenses recorded to earnings relating to investment deals which were abandoned or closed, any other non-cash expenses or losses, as further adjusted for extraordinary or non-recurring items.

NON-GAAP RECONCILIATIONS
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Net income (loss) attributable to CaliberCos Inc.	$(2,361)	$(2,469)	$(12,703)	$2,020
Net income (loss) attributable to noncontrolling interests	(1,726)	(2,630)	(14,891)	11,931
Net income (loss)	(4,087)	(5,099)	(27,594)	13,951
Provision for income taxes	—	—	—	—
Net income (loss) before income taxes	(4,087)	(5,099)	(27,594)	13,951
Depreciation and amortization	142	21	551	58
Consolidated funds' impact on fee-related earnings	1,552	2,865	14,020	(11,551)
Stock-based compensation	709	89	3,726	460
Severance	—	—	19	—
Legal costs	—	—	—	525
Public registration costs	—	—	—	779
Performance allocations	(1,165)	(35)	(3,639)	(2,543)
Other expenses (income), net	1,105	(85)	(374)	(326)
Gain on extinguishment of debt	—	—	—	(1,421)
Interest expense, net	1,238	304	4,367	877
Fee-related earnings	(506)	(1,940)	(8,924)	809
Performance allocations	1,165	35	3,639	2,543
Interest expense, net	(1,238)	(304)	(4,367)	(877)
Provision for income taxes	—	—	—	—
Distributable earnings	(579)	(2,209)	(9,652)	2,475
Interest expense	1,309	370	4,717	1,055
Share buy-back	—	78	183	313
Other expenses (income), net	(1,105)	85	374	326
Provision for income taxes	—	—	—	—
Loss on CRAF Investment Redemption	1,339	—	1,339	—
Gain on extinguishment of PPP loans	—	—	—	1,421
Consolidated funds' impact on Caliber adjusted EBITDA	589	(90)	1,788	(71)
Caliber adjusted EBITDA	1,553	(1,766)	(1,251)	5,519
Consolidated funds' EBITDA adjustments	4,944	2,382	11,419	31,220
Consolidated adjusted EBITDA	$6,497	$616	$10,168	$36,739

ASSET MANAGEMENT PLATFORM SEGMENT(1)
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	Year Ended December 31, 2023			Year Ended December 31, 2022
	Unconsolidated (Wholly - Owned	Impact of Consolidated Fund and Eliminations	Consolidated	Unconsolidated (Wholly - Owned	Impact of Consolidated Fund and Eliminations	Consolidated
Revenues
Asset management	$16,982	$(6,411)	$10,571	$21,575	$(6,231)	$15,344
Performance allocations	3,656	(17)	3,639	2,543	—	2,543
Consolidated funds – hospitality revenue	—	68,905	68,905	—	59,564	59,564
Consolidated funds – other revenue	—	7,822	7,822	—	6,505	6,505
Total revenues	20,638	70,299	90,937	24,118	59,838	83,956
Expenses
Operating costs	21,808	(497)	21,311	14,609	—	14,609
General and administrative	6,807	(37)	6,770	6,742	(63)	6,679
Marketing and advertising	1,053	(1)	1,052	1,179	—	1,179
Depreciation and amortization	551	(1)	550	44	14	58
Consolidated funds – hospitality expenses	—	80,669	80,669	—	60,667	60,667
Consolidated funds – other expenses	—	9,162	9,162	—	9,213	9,213
Total expenses	30,219	89,295	119,514	22,574	69,831	92,405

Consolidated funds - other - gain on sale of real estate investments	—	4,976	4,976	—	21,530	21,530

Other income (expenses), net	649	(275)	374	256	70	326
Interest income	1,863	(1,513)	350	177	1	178
Interest expense	(4,716)	(1)	(4,717)	(1,056)	1	(1,055)
Gain on extinguishment of debt	—	—	—	1,421	—	1,421
Net (loss) income	$(11,785)	$(15,809)	$(27,594)	$2,342	$11,609	$13,951
___________________________________________
(1) Represents the results of our asset management platform segment, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminate noncontrolling interest.

ASSET MANAGEMENT PLATFORM SEGMENT(1)
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	Three Months Ended December 31,
	2023	2022
Revenues
Asset management fees	$6,005	$5,387
Performance allocations	1,182	35
Consolidated funds – hospitality revenue	—	—
Consolidated funds – other revenue	—	—
Total revenues	7,187	5,422
Expenses
Operating costs	5,314	6,168
General and administrative	1,865	1,362
Marketing and advertising	165	(114)
Depreciation and amortization	34	21
Consolidated funds – hospitality expenses	—	—
Consolidated funds – other expenses	—	—
Total expenses	7,378	7,437

Consolidated funds - gain on sale of real estate investments	—	—

Other income (expenses), net	(830)	4
Interest income	383	65
Interest expense	(1,307)	(370)
Gain on extinguishment of debt	—	—
Net income	$(1,945)	$(2,316)
___________________________________________
(1) Represents the results of our asset management platform segment, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminate noncontrolling interest.

REVENUE(1)
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	Years Ended December 31,
	2023	2022
Fund set-up fees	$523	$6,160
Fund management fees	9,597	8,347
Financing fees	629	1,128
Development and construction fees	4,984	3,492
Brokerage fees	1,249	2,448
Total asset management	16,982	21,575
Performance allocations	3,656	2,543
Total revenue	$20,638	$24,118
___________________________________________
(1) Represents the results of our asset management platform segment, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminate noncontrolling interest.

FV AUM
(AMOUNTS IN THOUSANDS) (UNAUDITED)

Balances as of December 31, 2022	$745,514
Assets acquired(1)	29,384
Construction and net market depreciation	9,129
Asset sold or disposed(2)	(52,710)
Credit(3)	9,822
Other(4)	51
Balances as of December 31, 2023	$741,190

	December 31,
	2023	2022
Real Estate
Hospitality	$268,800	$319,300
Residential	$138,000	$86,900
Commercial	$240,400	$255,197
Total Real Estate	$647,200	$661,397
Credit(1)	$84,588	$74,766
Other(2)	$9,402	$9,351
Total	$741,190	$745,514
___________________________________________
(1) Assets acquired during the year ended December 31, 2023 include one development asset in Colorado, our headquarters office building, and two multi-family residential assets in Arizona
(2) Assets sold during the year ended December 31, 2023 include lot sales related to a development asset in Colorado, nine homes from our residential fund, and one commercial asset in Arizona
(3) Credit FV AUM represents loans made to Caliber’s investment funds by our diversified credit fund
(4) Other FV AUM represents undeployed capital held in our diversified funds

MANAGED CAPITAL
(AMOUNTS IN THOUSANDS) (UNAUDITED)

		Managed Capital
Balances as of December 31, 2022		$383,189
Originations		74,857
Redemptions		(22,962)
Other(1)		2,541
Balances as of December 31, 2023		$437,625

	December 31, 2023	December 31, 2022
Real Estate
Hospitality	$114,407	$102,071
Residential	74,224	62,819
Commercial	155,004	128,210
Total Real Estate(2)	343,635	293,100
Credit(3)	84,588	74,766
Other(4)	9,402	15,323
Total	$437,625	$383,189
_________________________________________
(1) Other represents the inclusion of an investment of one of our funds upon the completion of an equity swap during the year ended December 31, 2023.
(2) Beginning during the year ended December 31, 2023, the Company includes capital raised from investors in CaliberCos Inc. through corporate note issuances that was further invested in our funds in Managed Capital. As of December 31, 2023 and December 31, 2022, the Company had invested $18.3 million and $5.4 million, respectively, in our funds.
(3) Credit managed capital represents loans made to Caliber’s investment funds by the Company and our diversified credit fund. As of December 31, 2023, the Company had loaned $8.5 million to our funds. As of December 31, 2022, no amounts had been loaned to our funds from the Company.
(4) Other managed capital represents undeployed capital held in our diversified funds.